CALVERT TAX-FREE RESERVES
                              CALIFORNIA MONEY MARKET PORTFOLIO


                         Supplement to April 30, 1997 Prospectus

                         Date of Supplement:  May 15, 1997

INSERT THE FOLLOWING ON THE COVER PAGE OF THE PROSPECTUS:

     The Calvert Tax-Free Reseves California Money Market Portfolio may invest a significant percentage of its assets in a single issuer, and therefore investment in the Portfolio may be riskier than an investment in other types of money market funds, such as national tax-exempt money market funds. All investments in the Portfolio comply with the requirements of SEC Rule 2a-7.